Putnam
Investors
Fund

ANNUAL REPORT

July 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

 * Putnam Investors Fund's class A shares ranked 67 out of the 908 growth funds tracked by Lipper Analytical Services, Inc., for the year ended July 31, 1998, placing the fund in the top 10% of its category.*

 * "[Putnam Investors Fund's] mix of growth and risk control places the fund on the cautious side of large growth. It could nicely serve investors who want a core holding with a growth bent."

               -- Morningstar Mutual Funds, February 6, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements

 * Past performance is not indicative of future results. Lipper Analytical Services is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 32 out of 341 and 32 out of 181 for 5- and 10-year performance, respectively as of 7/31/98. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright]  Karsh, Ottawa

Dear Shareholder:

During the fiscal year ended July 31, 1998, Putnam Investors Fund's performance once again reflected the market's affection for stocks of large, financially secure, well-established corporations. In this period of investor uncertainty exacerbated by the Asian crisis, your fund benefited from both the sustained strength of large-company stocks and its holdings in several dynamic industries.

The digital revolution, the introduction of an exciting new array of pharmaceuticals, consumers' eagerness to open their pocketbooks, and the changing shape of financial services in the face of megamergers provided investment themes for your fund during the period. Semiconductor sales were soft, but the computer software, cable TV, and telecommunications industries flourished as the world continued to become wired. Drug companies prospered as an eager populace increased its spending on medicines for better health and improved quality of life. Full-service conglomerates began offering one-stop shopping for financial products.

On the following pages, your fund's management team discusses its strategies and prospects in this environment.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 16, 1998



Report from the Fund Managers
C. Beth Cotner
Manuel H. Weiss
Richard B. England

The U.S. stock market spent most of 1998 celebrating the year of the large corporation. Investors, seeking a safe haven from continued turmoil in Asia, bought big-company stocks in droves -- pushing their prices to new highs. Megamergers among the giants of industry, from automobiles to banks to telecommunications, also boosted stock prices. It seemed that in today's world of global competition, a company just couldn't be too big.

With its portfolio of large blue-chip growth stocks, Putnam Investors Fund was positioned to make the most of this activity. For the fiscal year ended July 31, 1998, the fund's results for all three share classes at net asset value were comfortably ahead of the Standard & Poor's 500 Index. For detailed performance information, including longer-term returns, please see pages 9 and 10.

* LARGE-CAP STOCKS PREVAIL IN UNCERTAIN MARKET

During the year, large-company growth stocks dramatically outperformed their smaller counterparts. The S&P/BARRA 500 Growth Index, which tracks large-cap stocks, posted a gain of 24.91%. The S&P Midcap 400 Index posted a gain of only 11.21% and the Russell 2000 Index, a commonly used benchmark of small-company stock performance, gained 2.31% for the period.

Several factors account for the strong performance of large corporations. The Asian crisis is fueling doubts about the profitability of U.S. companies, sparking a so-called flight to quality into big companies that don't export to the region. Widely held to be relatively safer investments, large companies, in turn, have attracted investments from overseas - particularly from European and Japanese investors who typically have been underinvested in U.S. equities.

Large companies also reported attractive earnings during the course of the year. New software technology and improved inventory control systems are increasing corporate cash flows. Many corporations initiated share buy-back programs, which tend to push stock prices up. Furthermore, the year 2000 dilemma, which is problematic for companies with computers reading only a two-digit number for the calendar year, is generally perceived as less of a problem for larger companies, which have greater resources to ensure that their computers operate effectively into the 21st century.

Finally, a merger wave is reshaping corporate America, and investors are applauding. In the 1980s, mergers represented a marriage of stronger companies with weaker, more vulnerable businesses. Companies also purchased smaller successful companies in order to profit from their innovative products or new technology. Today we are witnessing large companies merging with other large companies to gain new products or geographic markets. This pattern of ever-larger mergers promises to create megacompanies that are better positioned to meet the competitive demands of their markets and the global economy.

* HOT AREAS: TECHNOLOGY, HEALTH CARE, FINANCIAL SERVICES, RETAILING

The technology sector may have experienced its share of ups and downs during the year, but it remains the fastest growing component of the U.S. economy and accordingly, one of the largest sectors in your fund's portfolio. Fallout from the crisis in Asia, a slowdown in the personal computer industry, and the Justice Department's investigation into distribution of Microsoft's Internet browser had a chilling effect on technology stocks over the fiscal year. However, the growth of the Internet, faster PCs, and the introduction of new products such as high performance cable modems are keeping expectations high over the longer term. The key is to be invested in the right businesses, and for your fund, this has translated into sizable holdings in computer software and telecommunications equipment.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance             16.9%

Retail                            13.9%

Pharmaceuticals                   10.2%

Computer services and software     8.8%

Conglomerates                      6.2%

Footnote reads:
* Based on net assets as of 7/31/98. Holdings will vary over time.


Telecommunications is another industry in which the underlying economics is driving consolidations. Cable operator Tele-Communications, Inc., announced plans to merge with AT&T, in an effort to position themselves more favorably for expansion. Both of the stocks were fund holdings at the time of the announcement and rallied on the news. We chose to liquidate the AT&T position and hold TCI, which was trading at a substantial discount to its merger value. Although this holding, as well as others discussed in this report, was viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

The fund's health-care holdings were bolstered by announcements from a number of pharmaceutical companies that have developed blockbuster drugs to meet aging baby boomers' medical problems or to enhance quality of life. Dubbed lifestyle drugs by the media, these new treatments are focusing on conditions that include high cholesterol, arthritis, obesity, and memory loss. Pfizer, Inc., Warner-Lambert Co., and Bristol-Myers Squibb rank among the largest holdings within this portfolio sector as well as within the fund as a whole. Benefiting from its heavy investment in research and marketing, Pfizer is enjoying one of the most successful launches ever with its introduction of Viagra, a treatment for impotency. The company is also co-marketing Warner-Lambert's cholesterol-reducing drug Lipitor. With the help of its sales force, which now ranks as the largest in the U.S. pharmaceutical industry, Pfizer is poised to become the country's leader in pharmaceuticals.

With long-term interest rates at their lowest level in 20 years, financial services holdings were clear winners. Positive trends in the stock market also contributed to rising stock prices of asset managers, including fund holdings Morgan Stanley Dean Witter and insurer SunAmerica. Three of the fund's bank stocks rallied on news of megamerger announcements in April. Fund holdings The Travelers Group and BankAmerica Corp. will join with Citicorp and NationsBank Corp., respectively. In an industry characterized by inefficiencies, overcapacity, and shrinking profit margins, these companies' efforts to cut costs, boost competitiveness, and expand the services they offer resulted in a predictable jump in share prices.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Tyco International Ltd.
Conglomerates

The Travelers Group Inc.
Insurance and finance

Microsoft Corp.
Computer services and software

General Electric Co.
Conglomerates

Warner-Lambert Co.
Pharmaceuticals

Wal-Mart Stores, Inc.
Retail

Lucent Technologies, Inc.
Telecommunications and networking

BankAmerica Corp.
Banks

CVS Corp.
Retail

Pfizer, Inc.
Pharmaceuticals

These holdings represent 26.8% of the fund's net assets as of 7/31/98. Portfolio holdings will vary over time.


Lower interest rates also benefited consumer cyclical stocks, particularly in the retailing industry. The lowest unemployment rate in three decades helped fuel steady growth and sent consumer confidence -- and spending -- soaring. The fund's holdings in retailers Wal-Mart Stores, TJX Cos., and Dayton Hudson Corp., all largely insulated from any Asian problems, also performed quite well.

Our avoidance of semiconductor and energy-related stocks, which are suffering in the wake of Asia's economic crisis, proved to be an effective strategy. A rising U.S. dollar and falling Asian currencies are putting U.S. semiconductor companies under pricing pressures, a situation that will only worsen if Asian countries seek to export their way to recovery. In the energy field, low demand caused by weak Asian economies, high inventories, and an ever-increasing number of oil fields coming on line are depressing oil prices and squeezing profits for producers. We have also avoided the basic industry sector, which includes chemical, steel, and paper companies, since commodity prices are falling and slowing demand in Asia could create a higher level of cheap imports.

* LARGE-COMPANY STOCKS MAKE SENSE FOR LONG TERM

Following the close of the fund's fiscal year, stock prices fell noticeably from their mid-July peaks, sparking talk of a long-anticipated 20% stock market correction. Some market observers are interpreting evidence of a slowing economy in the second quarter as a precursor to more of the same in the second half of 1998. We will be monitoring the data over the next few months to determine whether the economy is stalling or simply taking a breather.

In a recent article, Forbes noted that "stamina and endurance, more than sprinting ability, are the qualities that define the best marathoners and the best fund investments." We believe your fund's more conservative approach positions it well for the long term. We're proud of your fund's record and believe it is well positioned to meet the challenges of an increasingly volatile stock market.

The views expressed here are exclusively those of Putnam
Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investors Fund is designed for investors seeking long-term growth through quality common stocks, as well as any increased income resulting from this growth.


TOTAL RETURN FOR PERIODS ENDED 7/31/98

                                Class A           Class B           Class M
(inception date)               (12/1/25)         (3/1/93)          (12/2/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      25.75%   18.52%   24.84%   19.84%   25.14%   20.76%
------------------------------------------------------------------------------
5 years                    184.01   167.71   172.92   170.92   177.09   167.29
Annual average              23.22    21.77    22.24    22.06    22.61    21.73
------------------------------------------------------------------------------
10 years                   463.16   430.52   418.02   418.02   432.45   413.86
Annual average              18.87    18.16    17.88    17.88    18.20    17.78
------------------------------------------------------------------------------
Annual average
(life of fund)              10.62    10.53     9.53     9.53     9.81     9.76
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/98

                                     Standard &
                              Poor's[REGISTRATION MARK]          Consumer
                                     500 Index                 Price Index
------------------------------------------------------------------------------
1 year                                19.29%                      1.68%
------------------------------------------------------------------------------
5 years                              180.54                      13.02
Annual average                        22.92                       2.48
------------------------------------------------------------------------------
10 years                             445.10                      37.72
Annual average                        18.48                       3.25
------------------------------------------------------------------------------
Annual average
(life of fund)                           --*                      3.08
------------------------------------------------------------------------------

* The index did not exist at the time of the fund's inception.

  Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/88

              Fund's class A       S&P 500          Consumer Price
Date          shares at POP         Index               Index

7/88              9,420             10,000             10,000
7/89             11,995             13,193             10,498
7/90             13,231             14,050             11,004
7/91             14,993             15,843             11,493
7/92             15,666             17,869             11,856
7/93             18,680             19,429             12,186
7/94             19,302             20,432             12,524
7/95             24,619             25,767             12,869
7/96             28,143             30,036             13,249
7/97             42,189             45,698             13,544
7/98            $53,052            $54,510            $13,772

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $51,802 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $53,245 ($51,386 at public offering price).



PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/98
                                 Class A      Class B      Class M
-----------------------------------------------------------------------
Distributions (number)              1            1            1
-----------------------------------------------------------------------
Income                           $0.042          --        $0.017
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long-term                         1.031        1.031        1.031
-----------------------------------------------------------------------
Short-term                        0.051        0.051        0.051
-----------------------------------------------------------------------
  Total                          $1.124       $1.082       $1.099
-----------------------------------------------------------------------
Share value:                  NAV      POP      NAV     NAV      POP
-----------------------------------------------------------------------
7/31/97                    $11.98   $12.71    $11.62  $11.85   $12.28
-----------------------------------------------------------------------
7/31/98                     13.67    14.50     13.17   13.47    13.96
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)
                           Class A           Class B          Class M
(inception date)         (12/1/25)          (3/1/93)         (12/2/94)
                        NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------
1 year                38.86%   30.86%   37.82%   32.82%   38.23%   33.42%
------------------------------------------------------------------------
5 years              186.59   170.16   175.30   173.30   179.54   169.67
Annual average        23.44    21.99    22.45    22.27    22.83    21.95
------------------------------------------------------------------------
10 years             464.88   432.36   418.98   418.98   433.72   414.92
Annual average        18.90    18.20    17.90    17.90    18.23    17.81
------------------------------------------------------------------------
Annual average
(life of fund)        10.65    10.56     9.56     9.56     9.84     9.79
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's/Barra 500 Growth Index* is a capitalization-weighted index of all common stocks within the S&P
500 with high price-earnings ratios.

Standard & Poor's Midcap 400 Index* is an unmanaged, capitalization-weighted list of 400 medium-sized companies. Each affects the index performance in proportion to its market value.

Russell 2000 Index* measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $592.0 million; the median market capitalization was approximately $500.0 million. The largest company in the index had an approximate market capitalization of $1,402.7 million.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities index performance results assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended July 31, 1998

To the Trustees and Shareholders of
Putnam Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investors Fund (the "fund") at
July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July
31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 1998




Portfolio of investments owned
July 31, 1998

COMMON STOCKS (96.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE


Advertising (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            744,200  Interpublic Group Cos., Inc.                                                           $   44,838,050

Apparel (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,126,800  Jones Apparel Group, Inc. (NON)                                                            29,437,650

Banks (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,167,500  BankAmerica Corp.                                                                         104,783,125
            637,600  Comerica, Inc.                                                                             42,958,300
            525,500  Fifth Third Bancorp                                                                        32,712,375
            319,750  Southtrust Corp.                                                                           12,929,891
                                                                                                            --------------
                                                                                                               193,383,691

Basic Industrial Products (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            644,400  Owens-Illinois, Inc. (NON)                                                                 28,434,150

Broadcasting and Cable TV (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,078,700  CBS Corp.                                                                                  70,545,881
          1,824,800  Tele-Communications, Inc. Class A (NON)                                                    76,185,400
          2,008,400  Tele-Communications TCI Ventures Group, Class A (NON)                                      39,540,375
                                                                                                            --------------
                                                                                                               186,271,656

Building and Construction (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,377,600  Masco Corp.                                                                                39,347,700

Business Equipment and Services (4.5%)
--------------------------------------------------------------------------------------------------------------------------
            624,700  Cisco Systems, Inc. (NON)                                                                  59,815,025
            366,000  Dell Computer Corp. (NON)                                                                  39,745,313
          1,186,600  EMC Corp. (NON)                                                                            58,143,400
            882,800  Pitney Bowes, Inc.                                                                         44,581,400
                                                                                                            --------------
                                                                                                               202,285,138

Communications (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,003,600  MediaOne Group Inc. (NON)                                                                  48,486,425

Computer Services and Software (8.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,374,700  BMC Software, Inc. (NON)                                                                   67,789,894
            777,000  Computer Associates International, Inc.                                                    25,786,688
            666,000  Compuware Corp. (NON)                                                                      35,839,125
          1,714,800  HBO & Co.                                                                                  50,533,013
            348,400  IBM Corp.                                                                                  46,163,000
          1,284,900  Microsoft Corp. (NON)                                                                     141,258,694
            699,300  PeopleSoft, Inc. (NON)                                                                     26,354,869
                                                                                                            --------------
                                                                                                               393,725,283

Conglomerates (6.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,399,100  General Electric Co.                                                                      124,957,119
          2,440,700  Tyco International Ltd.                                                                   151,170,856
                                                                                                            --------------
                                                                                                               276,127,975

Consumer Non Durables (3.6%)
--------------------------------------------------------------------------------------------------------------------------
            255,700  Clorox Co.                                                                                 26,209,250
            601,900  Colgate-Palmolive Co.                                                                      55,638,131
            626,300  Estee Lauder Cos. Class A                                                                  40,239,775
            503,700  Procter & Gamble Co.                                                                       39,981,188
                                                                                                            --------------
                                                                                                               162,068,344

Consumer Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            294,600  America Online, Inc. (NON)                                                                 34,468,200

Entertainment (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            619,800  Time Warner, Inc.                                                                          55,820,738
            616,300  Viacom, Inc. Class B (NON)                                                                 42,216,550
                                                                                                            --------------
                                                                                                                98,037,288

Environmental Control (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            918,200  Waste Management, Inc. (NON)                                                               50,615,775

Food and Beverages (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            922,900  Coca-Cola Enterprises, Inc.                                                                30,398,019
            542,200  Sara Lee Corp.                                                                             27,177,775
                                                                                                            --------------
                                                                                                                57,575,794

Health Care Services (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            409,100  Cardinal Health, Inc.                                                                      39,299,169
          1,397,900  HEALTHSOUTH Corp. (NON)                                                                    35,122,238
            443,000  Quintiles Transnational Corp. (NON)                                                        20,184,188
                                                                                                            --------------
                                                                                                                94,605,595

Industrial Equipment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            729,400  Ingersoll-Rand Co.                                                                         32,230,363

Insurance and Finance (16.9%)
--------------------------------------------------------------------------------------------------------------------------
            831,700  American Express Co.                                                                       91,798,888
            509,200  American International Group, Inc.                                                         76,793,725
            282,800  Associates First Capital Corp.                                                             21,970,025
            473,200  Chase Manhattan Corp.                                                                      35,785,750
          1,127,100  Conseco, Inc.                                                                              47,338,200
            697,000  Equitable Companies, Inc. (The)                                                            52,318,563
          1,121,900  Federal Home Loan Mortgage Corp.                                                           53,009,775
            511,700  Firstar Corp.                                                                              25,553,019
          1,479,400  MBNA Corp.                                                                                 49,559,900
            149,100  Morgan (J.P.) & Co., Inc.                                                                  18,786,600
            743,800  Morgan Stanley, Dean Witter, Discover and Co.                                              64,757,088
            548,900  Norwest Corp.                                                                              19,726,094
            141,700  Star Banc Corp.                                                                             9,901,288
            780,000  SunAmerica, Inc.                                                                           47,921,250
          2,141,100  Travelers Group Inc.                                                                      143,453,700
                                                                                                            --------------
                                                                                                               758,673,865

Lodging (1.1%)
---------------------------------------------------------------------------------------------------------------------------
          1,359,200  Carnival Corp. Class A                                                                     50,205,450

Medical Supplies and Devices (0.4%)
---------------------------------------------------------------------------------------------------------------------------
            195,300  McKesson Corp.                                                                             15,746,063

Oil and Gas (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             25,300  Cooper Cameron Corp. (NON)                                                                    887,081
            738,800  Exxon Corp.                                                                                51,808,350
            184,400  Western Atlas, Inc. (NON)                                                                  12,066,675
                                                                                                            --------------
                                                                                                                64,762,106

Pharmaceuticals (10.2%)
--------------------------------------------------------------------------------------------------------------------------
            731,300  Bristol-Myers Squibb Co.                                                                   83,322,494
            316,400  Lilly (Eli) & Co.                                                                          21,277,900
            351,800  Merck & Co., Inc.                                                                          43,381,338
            884,700  Pfizer, Inc.                                                                               97,317,000
            935,500  Schering-Plough Corp.                                                                      90,509,625
          1,586,000  Warner-Lambert Co.                                                                        119,842,125
                                                                                                            --------------
                                                                                                               455,650,482

Publishing (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            693,900  Gannett Co., Inc.                                                                          44,366,231

Retail (13.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,321,500  Costco Companies, Inc. (NON)                                                               74,995,125
          2,387,700  CVS Corp.                                                                                  97,895,700
          1,710,800  Dayton Hudson Corp.                                                                        81,797,625
          1,476,300  Home Depot, Inc. (The)                                                                     61,820,063
            978,300  Office Depot, Inc. (NON)                                                                   31,794,750
          1,290,500  Safeway, Inc. (NON)                                                                        57,185,281
          1,960,400  TJX Cos., Inc. (The)                                                                       46,069,400
          1,774,300  Wal-Mart Stores, Inc.                                                                     112,002,688
          1,367,700  Walgreen Co.                                                                               59,067,544
                                                                                                            --------------
                                                                                                               622,628,176

Telecommunications (2.4%)
--------------------------------------------------------------------------------------------------------------------------
            550,600  Ascend Communications, Inc. (NON)                                                          24,484,494
            487,900  Northern Telecom Ltd. (Canada)                                                             28,664,125
          1,036,300  WorldCom, Inc. (NON)                                                                       54,794,363
                                                                                                            --------------
                                                                                                               107,942,982

Telecommunications and Networking (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,165,600  Lucent Technologies, Inc.                                                                 107,745,141
            708,500  Sprint Corp.                                                                               49,595,000
            642,600  Tellabs, Inc. (NON)                                                                        48,375,731
                                                                                                            --------------
                                                                                                               205,715,872

Utilities (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            788,000  Airtouch Communications, Inc. (NON)                                                        46,344,250
                                                                                                            --------------
                     Total Common Stocks (cost $3,264,476,297)                                              $4,343,974,554

SHORT-TERM INVESTMENTS (3.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $25,000,000  Ciesco L.P. effective yield of 5.52%, August 14, 1998                                  $   24,950,167
         25,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.44%, September 21, 1998                                                             24,807,333
         25,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.43%, August 31, 1998                                                                24,886,875
         25,000,000  Goldman Sachs Group effective yield of 5.53%,
                       August 28, 1998                                                                          24,896,311
         25,000,000  Preferred Receivables Funding effective yield of 5.53%,
                       August 11, 1998                                                                          24,961,597
         29,573,000  Interest in $750,000,000 joint repurchase agreement dated July 31, 1998 with Goldman, Sachs & Co.
                       due August 3, 1998 with respect to various
                       U.S. Treasury obligations - maturity value of
                       $29,586,949 for an effective yield of 5.66%                                              29,577,650
                                                                                                            --------------
                     Total Short-Term Investments (cost $154,079,933)                                       $  154,079,933
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,418,556,230) (b)                                            $4,498,054,487
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,482,540,495.

  (b) The aggregate identified cost on a tax basis is $3,420,071,528 resulting in gross unrealized appreciation and depreciation of $1,135,811,377 and $57,828,418, respectively, or net unrealized appreciation of $1,077,982,959.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1998

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,418,556,230) (Note 1)                                        $4,498,054,487
-----------------------------------------------------------------------------------------------
Cash                                                                                    229,625
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     2,196,719
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               47,193,031
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       29,270,532
-----------------------------------------------------------------------------------------------
Total assets                                                                      4,576,944,394

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     80,960,893
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            5,078,117
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          5,020,819
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              383,439
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            45,981
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,722
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,559,161
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,352,767
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    94,403,899
-----------------------------------------------------------------------------------------------
Net assets                                                                       $4,482,540,495

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,243,759,327
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               159,282,911
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,079,498,257
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $4,482,540,495

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,209,985,923 divided by 234,885,314 shares)                                           $13.67
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.67)*                                  $14.50
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($979,602,539 divided by 74,395,758 shares)**                                            $13.17
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($87,730,174 divided by 6,512,897 shares)                                                $13.47
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.47)*                                  $13.96
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($205,221,859 divided by 14,983,802 shares)                                              $13.70
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1998

Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,779)                                           $ 23,352,413
-----------------------------------------------------------------------------------------------
Interest                                                                              4,862,284
-----------------------------------------------------------------------------------------------
Total investment income                                                              28,214,697

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     15,126,428
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        4,592,686
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       49,322
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         27,380
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 5,754,314
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 5,099,760
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   380,920
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  84,062
-----------------------------------------------------------------------------------------------
Registration fees                                                                       558,610
-----------------------------------------------------------------------------------------------
Auditing                                                                                 47,268
-----------------------------------------------------------------------------------------------
Legal                                                                                    23,266
-----------------------------------------------------------------------------------------------
Postage                                                                                 213,889
-----------------------------------------------------------------------------------------------
Other                                                                                   104,424
-----------------------------------------------------------------------------------------------
Total expenses                                                                       32,062,329
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (881,439)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         31,180,890
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (2,966,193)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    209,328,907
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          479,663,245
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             688,992,152
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $686,025,959
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                           Year ended July 31
                                                                                        -----------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     $   (2,966,193) $    6,612,842
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                    209,328,907     212,527,952
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          479,663,245     439,344,863
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                686,025,959     658,485,657
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (6,775,789)     (6,835,610)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (187,272)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (54,508)        (32,178)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (485,625)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (168,375,876)   (148,104,876)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (34,003,255)    (16,854,480)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,482,791)     (1,107,312)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (7,724,838)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 1,847,295,828     485,465,399
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      2,312,419,105     970,829,328

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,170,121,390   1,199,292,062
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $- and $6,133,322, respectively)                                       $4,482,540,495  $2,170,121,390
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.98            $9.07            $9.05            $7.85            $8.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           --(c)           .05(c)           .06              .08              .06
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.81             4.08             1.17             1.85              .26
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.81             4.13             1.23             1.93              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.04)            (.05)            (.09)              --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.08)           (1.17)           (1.12)            (.73)           (1.29)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.12)           (1.22)           (1.21)            (.73)           (1.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.67           $11.98            $9.07            $9.05            $7.85
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           25.75            49.91            14.32            27.55             3.33
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $3,209,986       $1,819,333       $1,104,264         $956,830         $786,118
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .95             1.00             1.03              .99              .99
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                      .03              .50              .69             1.03              .88
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              59.14            95.17           128.21            96.75           100.16
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements with PFTC and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2.)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.62            $8.85            $8.88            $7.78            $8.85
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.09)(c)         (.03)(c)           --              .01              .03
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.72             3.98             1.13             1.82              .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.63             3.95             1.13             1.83              .24
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --             (.01)            (.04)              --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.08)           (1.17)           (1.12)            (.73)           (1.29)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.08)           (1.18)           (1.16)            (.73)           (1.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.17           $11.62            $8.85            $8.88            $7.78
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           24.84            48.87            13.42            26.46             2.38
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $979,603         $303,089          $89,378          $47,906          $21,033
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.70             1.75             1.77             1.75             1.77
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.74)            (.26)            (.09)             .22              .08
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              59.14            95.17           128.21            96.75           100.16
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements with PFTC and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2.)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Dec. 2, 1994+
operating performance                                                          Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.85            $9.00            $9.02            $7.78
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.06)(c)           --(c)           .05              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   2.78             4.05             1.12             1.96
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 2.72             4.05             1.17             1.97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.02)            (.03)            (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.08)           (1.17)           (1.12)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.10)           (1.20)           (1.19)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.47           $11.85            $9.00            $9.02
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            25.14            49.28            13.70            28.29*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $87,730          $27,384           $5,650             $873
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.45             1.50             1.51             1.56*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                      (.48)            (.02)             .16              .29*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               59.14            95.17           128.21            96.75
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements with PFTC and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2.)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                         Year ended      Jan. 7,1997+
operating performance                                                                                July 31       to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $11.99            $9.26
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .03(c)           .04(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                     2.83             2.69
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   2.86             2.73
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                         (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                    (1.15)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $13.70           $11.99
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                                              26.20            29.48*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                      $205,222          $20,314
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                .70              .42*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                                                         .27              .37*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 59.14            95.17
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements with PFTC and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2.)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1998

Note 1
Significant accounting policies

Putnam Investors Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in a portfolio consisting of quality common stocks.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1998, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1998, the fund reclassified $4,148,793 to decrease distributions in excess of net investment income and $7,732,040 to decrease paid-in-capital, with an increase to accumulated net realized gains and losses of $3,583,247. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam
Investor Services, a division of PFTC.

For the year ended July 31, 1998, fund expenses were reduced by $881,439 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,670 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares respectively.

For year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $2,050,661 and $82,350 from the sale of class A and class M shares, respectively and received $625,625 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1998 Putnam Mutual Funds Corp., acting as underwriter received $31,588 on class A redemptions.

Note 3
Purchases and sale of securities

During the year ended July 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $3,251,970,500 and $1,705,658,557 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital Shares

At July 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    122,394,661     $1,539,582,978
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   14,027,328        154,581,227
-----------------------------------------------------------------------------
                                               136,421,989      1,694,164,205

Shares
repurchased                                    (53,383,852)      (663,072,935)
-----------------------------------------------------------------------------
Net increase                                    83,038,137     $1,031,091,270
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     68,117,416       $693,486,107
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   14,830,829        134,515,580
-----------------------------------------------------------------------------
                                                82,948,245        828,001,687

Shares
repurchased                                    (52,860,419)      (534,953,595)
-----------------------------------------------------------------------------
Net increase                                    30,087,826       $293,048,092
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     61,119,641       $758,948,399
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,960,851         31,562,411
-----------------------------------------------------------------------------
                                                64,080,492        790,510,810

Shares
repurchased                                    (15,773,720)      (192,044,194)
-----------------------------------------------------------------------------
Net increase                                    48,306,772       $598,466,616
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     29,752,337       $293,036,292
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,786,799         15,795,307
-----------------------------------------------------------------------------
                                                31,539,136        308,831,599

Shares
repurchased                                    (15,544,846)      (150,298,849)
-----------------------------------------------------------------------------
Net increase                                    15,994,290       $158,532,750
-----------------------------------------------------------------------------

                                                          Year ended
                                                         July 31, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      5,396,575        $67,527,386
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      311,465          3,392,053
-----------------------------------------------------------------------------
                                                 5,708,040         70,919,439

Shares
repurchased                                     (1,506,128)       (18,706,416)
-----------------------------------------------------------------------------
Net increase                                     4,201,912        $52,213,023
-----------------------------------------------------------------------------

                                                          Year ended
                                                         July 31, 1997
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      2,296,780        $23,465,908
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      122,472          1,102,248
-----------------------------------------------------------------------------
                                                 2,419,252         24,568,156

Shares
repurchased                                       (735,758)        (7,211,871)
-----------------------------------------------------------------------------
Net increase                                     1,683,494        $17,356,285
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     16,062,424       $201,821,553
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      745,728          8,210,463
-----------------------------------------------------------------------------
                                                16,808,152        210,032,016

Shares
repurchased                                     (3,518,401)       (44,507,097)
-----------------------------------------------------------------------------
Net increase                                    13,289,751       $165,524,919
-----------------------------------------------------------------------------

                                                        For the period
                                                       January 7, 1997
                                                      (commencement of
                                                         operations) to
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,860,809        $18,408,636
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 1,860,809         18,408,636

Shares
repurchased                                       (166,758)        (1,880,364)
-----------------------------------------------------------------------------
Net increase                                     1,694,051        $16,528,272
-----------------------------------------------------------------------------

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $359,508,638 as capital gain, which includes $190,562,724 as 20% capital gain, for its taxable year ended July 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan
Vice President

Carol McMullen
Vice President

C. Beth Cotner
Vice President and Fund Manager

Manuel H. Weiss
Vice President and Fund Manager

Richard B. England
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------


AN012-45517 003/307/385/2DB   9/98



PUTNAM INVESTMENTS                                    [SCALE LOGO OMITTED]
--------------------------------------------------------------------------
Putnam
Supplement to Report dated 7/31/98

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings.
Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the report.

RESULTS AT A GLANCE
--------------------------------------------------------------------------
Total return
for periods ended                                               NAV

                                                               26.20%
Five years                                                    185.27
Annual average                                                 23.33
10 years                                                      465.65
Annual average                                                 18.92
Life of fund (since class A inception, ), annual average       10.63

Share value:                                                    NAV

7/31/97                                                       $11.99
                                                              $13.70
--------------------------------------------------------------------------
                                             Capital gains
Distributions:     No.       Income      Short-term   Long-term     Total
                    1        .068          0.051        1.031       1.150
--------------------------------------------------------------------------

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.